EXHIBIT 10.5


                                STOCK OPTION PLAN

                                       OF

                        INDUSTRIAL RUBBER PRODUCTS, INC.

         1. PURPOSE. The purpose of this Stock Option Plan (the "Plan") is to encourage personnel of Industrial Rubber Products, Inc. (the "Company") to acquire a proprietary interest in the Company, thereby creating an additional incentive to such personnel to promote the Company's best interests and to continue in its employ, and further to provide an additional inducement for the acquisition of the services of persons capable of contributing to the future success of the Company. Options granted under this Plan may be either "incentive stock options" within the provisions of Section 422 of the Internal Revenue Code of 1986 and any amendments thereto, or options which do not qualify as incentive stock options.

         2. ADMINISTRATION.

                  A. This Plan shall be administered by the Stock Option Committee (the "Committee") of the Board of Directors of the Company (the "Board"). The Committee shall be comprised of the entire Board or, if the Board so determines, of two or more "non-employee directors" as defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934.

                  B. The Committee shall have full authority and discretion to determine, consistent with the provisions of this Plan, the employees and others to be granted options, the times at which options shall be granted, the option price of the shares subject to each option (subject to Section 6), the number of shares subject to each option (subject to
         Section 3), the period during which each option becomes exercisable (subject to Section 7), and the terms to be set forth in each option agreement. The Committee shall also have full authority and discretion to adopt and revise such rules and procedures as it shall deem necessary for the administration of this Plan.

                  C. The Committee's interpretation and construction of any provisions of this Plan or any option granted hereunder shall be final, conclusive and binding on the Company, the optionee and all other persons.

         3. ELIGIBILITY.

                  A. The Committee shall from time to time determine the individuals who shall be granted options under this Plan. Incentive stock options may only be granted under this Plan to any full or part-time employee (which term includes, but is not limited to, officers and directors who are also employees) of the Company or of its present and future subsidiary corporations. Options which do not qualify as incentive stock options may be granted under this Plan to other persons designated by the Committee, including, but not limited to, members of the Board of Directors, consultants or independent

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         contractors providing services to the Company or its present and future subsidiary corporations. The term "subsidiary corporation" shall, for purposes of this Plan, be defined in the same manner as such term is defined in Section 425(f) of the Internal Revenue Code.

                  B. An individual who has been granted an option may be granted an additional option or options under this Plan if the Committee shall so determine, with the restriction that no individual employee may receive incentive stock options (under this Plan and all incentive stock option plans of the Company and its subsidiary corporations) which are exercisable for the first time during any calendar year for shares having an aggregate Fair Market Value (determined as of the time the option is granted) in excess of $100,000.

                  C. The granting of an option under this Plan shall not affect any outstanding stock option previously granted to an optionee under this Plan or any other plan of the Company.

                  D. (i) Each non-employee director of the Company shall automatically be granted a non-qualified option under this Plan providing for the purchase of 10,000 shares of the Company's Common Stock at 100% of the Fair Market Value of such Common Stock on the date of his/her first election to the Board (whether such election shall be by the shareholders or otherwise), or on the date that an employee director of the Company becomes a non-employee director of the Company.

                     (ii) Each non-employee director of the Company, serving as of the end of each calendar year, shall automatically be granted a non-qualified option under this Plan providing for the purchase of 2,500 shares of the Company's Common Stock at 100% of the Fair Market Value of such Common Stock on the date of grant for his/her services to the Company during such year. The number of shares covered by such option shall be reduced proportionately for a non-employee director who served as a director of the Company for less than the full year.

                     (iii) The Board may from time to time amend Section 3.D.(i) and/or Section 3.D.(ii) to increase or decrease the number of shares of Common Stock that may be purchased pursuant to the options to be automatically granted pursuant to such Sections.

         4. SHARES OF STOCK SUBJECT TO THIS PLAN. The number of shares which may be issued pursuant to the options granted by the Committee under this Plan shall not exceed four hundred thousand (400,000) shares of the common voting stock of the Company (the "Common Stock"), subject to adjustment as provided in this Plan. Such shares may be authorized by the Company and held in treasury. Any shares subject to an option which expires for any reason or is terminated unexercised as to such shares may again be subject to an option under this Plan.

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         5. ISSUANCE AND TERMS OF OPTION AGREEMENTS. Each option granted under this Plan shall be evidenced by a written Option Agreement, which shall be subject to the provisions of this Plan and to such other terms and conditions as the Committee may deem appropriate.

         6. OPTION PRICE.

                  A. Each Option Agreement shall state the number of shares to which it pertains and shall state the option price. The option price for each share of Common Stock covered by an incentive stock option granted under this Plan shall not be less than 100% of the Fair Market Value of the Common Stock on the date the option is granted; provided that if the employee, at the time the option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company, the option price shall not be less than 110% of the Fair Market Value of the Common Stock on the date the option is granted. The purchase price for options granted under this Plan which do not qualify as incentive stock options may be equal to, greater than or less than the Fair Market Value of the Common Stock on the date the option is granted. "Fair Market Value," as used in this Plan, shall mean the value of the Common Stock on a pertinent date as determined by the Committee, using such valuation methods as it, in its sole discretion, shall deem appropriate.

                  B. Upon the exercise of the option, the option price shall be payable (i) in United States dollars, in cash or by check, or (ii) if the Committee, in its sole discretion, shall so authorize, in shares of the Common Stock of the Company then owned by the optionee, which shares shall be valued at their Fair Market Value on the date of delivery. The Committee, in its sole discretion, may permit the optionee to authorize a third party to sell shares of the Common Stock (or a sufficient portion of the shares) acquired upon the exercise of the option and remit to the Company a sufficient portion of the sale proceeds to pay the entire option price and any tax withholding resulting from such exercise.

                  C. The proceeds of the sale of the Common Stock subject to option shall be added to the general funds of the Company and used for its corporate purposes.

         7. TERMS AND EXERCISE OF OPTIONS. Each option granted under this Plan shall be exercisable during the periods and for the number of shares as shall be provided in the Option Agreement evidencing the option granted by the Committee and the terms thereof. In no event, however, shall any option be exercisable by its terms after the expiration of ten years from the date of grant, nor shall any incentive stock option granted to a person then owning more than 10% of the total combined voting power of all classes of stock of the Company be exercisable by its terms after the expiration of five years from the date of grant.

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         8. WITHHOLDING TAXES.

                  A. The Company shall have the right to require the payment (through withholding from the optionee's salary or otherwise) of any federal, state or local taxes required by law to be withheld with respect to the issuance of shares upon the exercise of an option or with respect to any disposition of such shares by the optionee.

                  B. In order to assist an optionee in paying federal and state income taxes required to be withheld upon the exercise of a non-qualified option granted hereunder, the Committee in its discretion and subject to such additional terms and conditions as it may adopt, may permit the optionee to elect to satisfy such income tax withholding obligation by having the Company withhold a portion of the shares of Common Stock otherwise to be delivered upon exercise of such option with a Fair Market Value equal to the taxes required to be withheld.

         9. REQUIREMENT OF LAW. The granting of options and the issuance of shares of Common Stock upon the exercise of an option shall be subject to all applicable laws, rules and regulations, and shares shall not be issued except upon approval of proper government agencies or stock exchanges as may be required. The exercise of any option will be contingent upon receipt from the optionee of a representation in writing that at the time of such exercise it is the optionee's intention to acquire the shares being purchased for investment and not for resale or other distribution thereof to the public.

         10. NON-TRANSFERABILITY. Except as otherwise provided by the Committee, awards under the Plan are not transferable other than as designated by the optionee by will or by the laws of descent and distribution, and then only as provided in the Option Agreement.

         11. EARLY TERMINATION OF INCENTIVE STOCK OPTIONS. Unless otherwise stated in the Option Agreement, if an optionee shall cease to be employed by the Company, or a subsidiary of the Company, for whatever reason and at whatever time, all options held by the optionee shall be cancelled as of the date of such termination of employment.

         12. EARLY TERMINATION OF NON-QUALIFIED OPTIONS. Unless otherwise stated in the Option Agreement, a non-qualified option granted under this Plan will continue for its full term without early termination.

         13. ADJUSTMENTS; REORGANIZATION; LIQUIDATION.

                  A. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or other similar corporate change, then if the Board shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to each outstanding option and the option prices or in the maximum number of shares subject to this Plan,

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         such adjustments shall be made by the Board and shall be conclusive and binding for all purposes of this Plan. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights or options to acquire additional shares of Common Stock or of securities convertible into Common Stock.

                  B. If the Company shall become a party to any corporate merger, consolidation, major acquisition of property for stock, sale of all or substantially all of its common stock, reorganization or liquidation, the Board shall have power to make any arrangement it deems advisable with respect to outstanding options, which shall be binding for all purposes of this Plan, including, but not limited to, the substitution of new options for any options then outstanding, the assumption of any such options and the termination of any such options.

                  C. Neither this Plan nor the grant of any option pursuant to this Plan shall affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to dissolve, liquidate or sell or transfer all or any part of its business or assets, or issue additional shares of Common Stock or options.

         14. CLAIM TO STOCK OPTION, OWNERSHIP OR EMPLOYMENT RIGHTS. No employee or other person shall have any claim or right to be granted options under this Plan. Prior to issuance of the stock, no optionee, his/her personal representative, heirs or legatees shall be entitled to voting rights, dividends or other rights of shareholders except as otherwise provided in this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company.

         15. EXPENSE OF PLAN. The expenses of administering this Plan shall be borne by the Company.

         16. RELIANCE ON REPORTS. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and upon any other information furnished in connection with this Plan by any person or persons other than himself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken, or any omission to act, in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

         17. INDEMNIFICATION. Each person who is or shall have been a member of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of a judgment in any such action, suit or

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proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's articles of incorporation or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify him or hold him harmless.

         18. AMENDMENT AND TERMINATION. No options may be granted under this Plan after February 2, 2008, or earlier termination of this Plan as hereinafter provided. The Board may terminate this Plan or modify or amend this Plan in such respect as it shall deem advisable, provided, however, that the Board may not, without further approval within 12 months by the Company's shareholders, (a) increase the maximum aggregate number of shares of Common Stock as to which options may be granted under this Plan except as provided in Section 13, (b) change the class of employees or others eligible to receive options, (c) change the provisions of this Plan regarding the option price, (d) extend the period during which options may be granted, or (e) extend the maximum period of ten years after the date of grant during which options may be exercised. No termination or amendment of this Plan may, without the consent of an individual to whom an option shall theretofore have been granted, adversely affect the rights of such individual under such option. Further, this Plan may not, without the approval of the Company's shareholders, be amended in any manner that will cause incentive stock options issued under it to fail to meet the requirements of incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 or any amendments thereto.

         19. GENDER. Any masculine terminology used in this Plan shall also include the feminine gender.

         20. EFFECTIVE DATE. The effective date of this Plan is the date of its adoption by the Board; provided, however, that it and any and all options granted hereunder shall be and become null and void if the shareholders of the Company shall fail to approve this Plan within 12 months from the date of its adoption.

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                        INCENTIVE STOCK OPTION AGREEMENT
                           UNDER THE STOCK OPTION PLAN
                       OF INDUSTRIAL RUBBER PRODUCTS, INC.

         AGREEMENT made between Industrial Rubber Products, Inc., a Minnesota corporation (the "Company"), and _________________, an employee of the Company (the "Optionee" or "Employee").

         The Company desires, by affording the Employee an opportunity to purchase shares of its Common Stock, par value $.001 per share (the "Common Stock"), as hereinafter provided, to carry out the purpose of the Stock Option Plan of Industrial Rubber Products, Inc. (the "Plan").

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto have agreed, and do hereby agree as follows:

         1. GRANT OF OPTION. The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of __________ shares of the Common Stock (such number being subject to adjustment as provided in Paragraph 7 hereof) on the terms and conditions herein set forth.

         2. TERM OF OPTION AND LIMITATIONS ON RIGHT TO EXERCISE. The term of this option shall be for five years from the date hereof and all rights to exercise this option shall end on such termination date, subject to earlier termination as provided herein. This option will be exercisable (except as otherwise provided herein) as follows: One-fourth of the number of shares covered by this option shall become exercisable on _______________, and one-fourth of the number of shares covered by this option shall become exercisable on ____________ of each of the three years thereafter, cumulatively; provided, however, that except as provided in Paragraph 5 or 6 below, no option may be exercised unless the Employee is, at the time of such exercise, in the employ of the Company, or a subsidiary or division of the Company, and shall have been continuously so employed since the grant of Employee's option. Notwithstanding anything else in this option to the contrary, if the Company has not completed the initial public offering of its Common Stock on or before June 30, 1998, this option shall terminate on June 30, 1998.

         Unless a registration statement relating to the shares covered by this option has been filed with the Securities and Exchange Commission and is effective on the date of exercise, the exercise of the option will be contingent upon receipt from the Optionee (or the purchaser acting under Paragraph 6 below) of a representation in writing that at the time of such exercise it is Optionee's then intention to acquire the shares being purchased for investment and not for resale or other distribution thereof to the public, and upon receipt by the Company of the full purchase price of such shares. If such representation in writing is required, the Company may in its discretion inscribe an investment legend on the stock certificates issued pursuant to the exercise of this option. The issuance of shares of Common

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Stock upon the exercise of this option shall be subject to all applicable laws, rules and regulations and shares shall not be issued except upon the approval of proper government agencies or stock exchanges as may be required. Provided, however, this option shall not be exercisable if at any date of exercise, it is the opinion of counsel for the Company that registration of said shares under the Securities Act of 1933, or other applicable statute or regulation, is required and said option shall again become exercisable only if the Company elects to and thereafter effects a registration of said shares under the Securities Act of 1933, or other applicable statute or regulation, within the period of the option. Neither the Optionee nor Optionee's legal representatives, legatees or distributees, as the case may be, will be or will be deemed to be, a holder of any shares subject to an option for any purpose unless and until certificates for such shares are issued to Optionee or them under the terms of the Plan.

         3. PURCHASE PRICE. The purchase price of the shares of the Common Stock covered by this option shall be $____ per share. Upon the exercise of this option, the purchase price shall be payable either (a) in United States Dollars, in cash or by check, or (b) if the Board of Directors, in its sole discretion, shall so authorize, in shares of the Common Stock of the Company then owned by the Optionee. Shares of Common Stock delivered in payment of the option price shall be valued at their Fair Market Value on the date such delivery is authorized by the Board of Directors.

         4. NONTRANSFERABILITY OF OPTION. This option shall not be transferable by the Optionee, otherwise than by Will or the laws of descent and distribution, and this option shall be exercisable, during Optionee's lifetime, only by Optionee.

         5. TERMINATION OF EMPLOYMENT. If the Optionee shall cease to be employed by the Company, or a subsidiary or division of the Company, as a result of retirement for age or disability, Optionee may, but only within a period of 90 days next succeeding such termination of employment, but in no case later than the expiration date expressed in this option, exercise the option to the extent that Optionee was entitled to exercise it as of the date of such termination of employment. Termination of employment for any other reason (other than death) shall result in cancellation of the option as of the date of termination of employment. This option will not confer upon the Employee any right with respect to continuance of employment by the Company, nor will it interfere in any way with the Company's right to terminate Employee's employment at any time.

         6. DEATH OF OPTIONEE. In the event of the death of the Optionee while in the employ of the Company, or any subsidiary or division of the Company, this option shall be exercisable within a period of one year after the date of death, but in no case later than the expiration date expressed in this option, and then
(a) only by the executors or administrators of the Optionee or by the person or persons to whom the Optionee's rights under the option shall pass by the Optionee's Will or the laws of descent and distribution, and (b) only to the extent that Optionee was entitled to exercise the option at the date of Optionee's death.

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         7. ADJUSTMENTS. In the event of any change in the outstanding shares of
Common Stock by reason of any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares or other similar corporate change, then if the Board of Directors shall determine, in its sole discretion, that such change necessarily or equitably requires an adjustment in the number of shares subject to this option or the option price, such adjustments shall be made by said Board of Directors and shall be conclusive and binding for all purposes on the Optionee. No adjustment shall be made in connection with the issuance by the Company of any warrants, rights or options to acquire additional shares of Common Stock or of securities convertible into Common Stock.

         8. INTERPRETATION. The interpretation and construction of any provision of the Plan and this option shall be made by the Board of Directors of the Company and shall be final, conclusive and binding on the Optionee and all other persons.

         9. OPTION PLAN GOVERNS. This option is in all respects subject to and governed by all of the provisions of the Plan.

         IN WITNESS WHEREOF, the Company has caused these presents to be executed in its corporate name by its duly authorized officers, and the Optionee has hereunto set his/her hand as of the _____ day of _______, ____.


                                      INDUSTRIAL RUBBER PRODUCTS, INC.


                                      BY:
                                         ----------------------------------
                                         ITS PRESIDENT



                                      -------------------------------------
                                                             , OPTIONEE
                                      -----------------------